Exhibit 10.1

Execution Version

INCREASE JOINDER NO. 2 TO CREDIT AGREEMENT

INCREASE JOINDER NO. 2, dated as of May 12, 2021 (this “Amendment”), to the Credit Agreement, dated as of November 7, 2018 (as amended by Amendment No. 1, dated as of December 7, 2018, Increase Joinder No. 1, dated as of March 25, 2019, and as may be further amended, restated, supplemented or otherwise modified prior to the date hereof), among Intermex Wire Transfer, LLC, a Florida limited liability company (the “Revolver Borrower”), Intermex Holdings, Inc. (the “Term Borrower”), International Money Express, Inc., a Delaware corporation (“Holdings”), International Money Express Sub 2, LLC, a Delaware limited liability company (“Intermediate Holdings”), each Guarantor from time to time party thereto, KeyBank National Association, as Administrative Agent and L/C Issuer and each lender from time to time party thereto (the “Credit Agreement”).

W I T N E S S E T H:

WHEREAS, the Revolver Borrower has requested the establishment of an Incremental Revolving Increase, which upon establishment shall be in the form of an increase to the Revolving Credit Commitments outstanding under the Credit Agreement immediately prior to the effectiveness of this Amendment, pursuant to and on the terms set forth in Section 2.14 of the Credit Agreement (the “Increase Joinder No. 2 Incremental Revolving Commitments”);

WHEREAS, the Revolver Borrower, the Administrative Agent and the Lender party hereto (the “Increase Joinder No. 2 Incremental Revolving Lender”) have agreed to amend certain provisions of the Credit Agreement as provided for herein to effect the incurrence of Increase Joinder No. 2 Incremental Revolving Commitments to the Credit Agreement pursuant to Section 2.14 thereof; and

WHEREAS, the Increase Joinder No. 2 Incremental Revolving Lender will make available Increase Joinder No. 2 Revolving Commitments to the Revolver Borrower on the Increase Joinder No. 2 Effectiveness Date.

NOW, THEREFORE, in consideration of the premises made hereunder, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Defined Terms

Section 1.1.          Defined Terms.  Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein.

ARTICLE II

Incremental Revolving Commitments

Section 2.1.          Incremental Revolving Increase.

(a)          Subject to the satisfaction (or waiver by the Increase Joinder No. 2 Incremental Revolving Lender) of the conditions set forth in Article V hereof, the Increase Joinder No. 2 Incremental Revolving Lender hereby agrees to make available Increase Joinder No. 2 Revolving Commitments, in the aggregate principal amount set forth opposite its name on Schedule I attached hereto, which shall be added to and constitute a part of the class of Revolving Credit Commitments existing under the Credit Agreement prior to giving effect to this Amendment (the “Existing Revolving Credit Commitments”).

(b)          Each of the parties hereto acknowledges and agrees that this Amendment (including, for the avoidance of doubt, the Increase Joinder No. 2 Incremental Revolving Commitments) shall become effective on the date hereof, but the amendments to the Credit Agreement set forth in Article IV hereof shall not become operative until the effectiveness of the Increase Joinder No. 2 Incremental Revolving Commitments and the satisfaction (or waiver by the Increase Joinder No. 2 Incremental Revolving Lender) of the conditions set forth in Article V hereof.

ARTICLE III

Incremental Revolving Commitments

Section 3.1.          Incremental Revolving Commitments.  The Revolver Borrower confirms and agrees that it has requested an increase in the aggregate amount of the Existing Revolving Credit Commitments through the establishment of Incremental Revolving Commitments of the same class as the Existing Revolving Credit Commitments to be made pursuant to the Increase Joinder No. 2 Incremental Revolving Commitments in an aggregate principal amount of $10,000,000 on the Increase Joinder No. 2 Effectiveness Date.  All Increase Joinder No. 2 Incremental Revolving Commitments will, upon establishment, be an increase in the amount of Existing Revolving Credit Commitments, constitute Revolving Credit Commitments for all purposes of the Credit Agreement and, together with the Existing Revolving Credit Commitments, be treated as one class of Revolving Credit Commitments.

Section 3.2.          Agreements of the Increase Joinder No. 2 Incremental Revolving Lender.  The Increase Joinder No. 2 Incremental Revolving Lender agrees that (i) effective on and at all times after the Increase Joinder No. 2 Effectiveness Date, the Increase Joinder No. 2 Incremental Revolving Lender will be bound by all obligations of a Lender under the Credit Agreement and (ii) on the Increase Joinder No. 2 Effectiveness Date, the Increase Joinder No. 2 Incremental Revolving Lender will make available an Increase Joinder No. 2 Incremental Revolving Commitment to the Revolver Borrower in an amount equal to the Increase Joinder No. 2 Incremental Revolving Lender’s Increase Joinder No. 2 Incremental Revolving Commitment.

Section 3.3.          Reallocation.  On the Increase Joinder No. 2 Effectiveness Date, to the extent necessary for the then outstanding Revolving Credit Loans and then funded and unfunded participations in Letters of Credit under the Revolving Credit Facility to be held on a pro rata basis by the Revolving Credit Lenders in accordance with their Applicable Percentages under the Revolving Credit Facility after giving effect to the Increase Joinder No. 2 Incremental Revolving Commitments, the Increase Joinder No. 2 Incremental Revolving Lender shall purchase interests in the Revolving Credit Loans and funded and unfunded participations in Letters of Credit, or take such other actions as the Administrative Agent may determine to be necessary. The Administrative Agent is authorized and directed to take such actions and make such entries in the Register as shall be necessary or appropriate to effectuate this Section 3.3.  In addition, the Increase Joinder No. 2 Incremental Revolving Lender acknowledges that the Interest Period with respect to the outstanding Revolving Credit Loans allocated to them pursuant to this Section 3.3 shall be the same Interest Period applicable to the outstanding Revolving Credit Loans held by the other Revolving Credit Lenders.

ARTICLE IV

Amendments

Subject to the occurrence of the Increase Joinder No. 2 Effectiveness Date:

(a)          Section 1.01 of the Credit Agreement is amended by adding the following definitions in the appropriate alphabetical order:

“Increase Joinder No. 2” means Increase Joinder No. 2 to this Agreement dated as of May 12, 2021.

“Increase Joinder No. 2 Effectiveness Date” has the meaning specified in Increase Joinder No. 2.

(b)          The definition of “Revolving Credit Commitment” set forth Section 1.01 of the Credit Agreement is amended by amending and restating the final sentence thereof as follows:

“The aggregate amount of the Revolving Credit Commitments on the Increase Joinder No. 2 Effectiveness Date is $45,000,000.”

ARTICLE V

Conditions to Effectiveness

Section 5.1.          This Amendment shall become effective when the Administrative Agent (or its counsel) shall have received an executed counterpart (or written evidence reasonably satisfactory to the Administrative Agent (which may include a facsimile or other electronic transmission) that such party has signed a counterpart) of this Amendment from the Administrative Agent, the Increase Joinder No. 2 Incremental Revolving Lender, the Revolver Borrower, Holdings and each Guarantor; provided that the amendments to the Credit Agreement contemplated by Article IV hereof shall only become effective upon the satisfaction (or waiver by the Increase Joinder No. 2 Incremental Revolving Lender) of the conditions set forth in Section 5.2 hereof and the establishment of the Increase Joinder No. 2 Incremental Revolving Commitments.

Section 5.2.          The Increase Joinder No. 2 Incremental Revolving Lender shall be required to provide its Increase Joinder No. 2 Incremental Revolving Commitment when the following conditions shall have been satisfied (or waived by the Increase Joinder No. 2 Incremental Revolving Lender) (the “Increase Joinder No. 2 Effectiveness Date”, which date is May 13, 2021):

(i)          The representations and warranties contained in Article VI hereof shall be true and correct as of the Increase Joinder No. 2 Effectiveness Date.

(ii)          No Default or Event of Default shall have occurred and be continuing or would result from the establishment of the Increase Joinder No. 2 Incremental Revolving Commitments or a Borrowing thereunder (assuming that the Increase Joinder No. 2 Incremental Revolving Commitments and all other Revolving Credit Commitments are fully drawn) on the Increase Joinder No. 2 Effectiveness Date.

(iii)          On a pro forma basis (assuming that the Increase Joinder No. 2 Incremental Revolving Commitments and all other Revolving Credit Commitments are fully drawn), the Borrowers shall be in pro forma compliance with each of the covenants set forth in Section 7.11 of the Credit Agreement as of the end of the latest fiscal quarter for which financial statements have been or are required to be furnished pursuant to subsection (a) or (b) of Section 6.01 of the Credit Agreement prior to the Increase Joinder No. 2 Effectiveness Date.

(iv)          A certificate attesting to the Solvency of Holdings and its Subsidiaries, on a consolidated basis, before and after giving effect to the incurrence of the Increase Joinder No. 2 Incremental Revolving Commitments on the Increase Joinder No. 2 Effectiveness Date (assuming that the Increase Joinder No. 2 Incremental Revolving Commitments and all other Revolving Credit Commitments are fully drawn), from the chief financial officer of Holdings, substantially in the form of Exhibit H to the Credit Agreement, shall have been delivered to the Administrative Agent.

(v)          (A) Such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party or is to be a party and (B) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing and in good standing in its jurisdiction of organization; provided that in lieu of the attachments referred to in clause (A) above, such certificate may certify that since November 7, 2018, there have been no amendments to the charter or other similar organizational document of such Loan Party and/or the by-laws or operating or similar agreement of such Loan Party and the incumbency certificate of the Responsible Officers of such Loan Party.

(vi)          A certificate signed by a Responsible Officer of the Borrowers certifying that the conditions specified in clauses (i), (ii) and (iii) have been satisfied shall have been delivered to the Administrative Agent.

(vii)          A favorable written opinion of Holland & Knight, LLP, counsel to the Loan Parties (A) dated the Increase Joinder No. 2 Effectiveness Date, (B) addressed to the Administrative Agent and the Lenders (including the Increase Joinder No. 2 Incremental Revolving Lender) and (C) in form and substance reasonably satisfactory to the Administrative Agent.

(viii)          The Administrative Agent shall have received, in immediately available funds, payment or reimbursement of all costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment to the Administrative Agent or the Lenders, in each case, to the extent invoiced at least one Business Day prior to the Increase Joinder No. 2 Effectiveness Date, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

(ix)          (a)          Upon the reasonable written request of any Lender made at least ten days prior to the Increase Joinder No. 2 Effectiveness Date, the Revolver Borrower shall have provided to such Lender the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, in each case at least five days prior to the Increase Joinder No. 2 Effectiveness Date.

(b)          At least five days prior to the Joinder No. 2 Effectiveness Date, to the extent requested in writing by the Increase Joinder No. 2 Incremental Revolving Lender and if the Revolver Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, the Revolver Borrower shall deliver a Beneficial Ownership Certification to such Increase Joinder No. 2 Incremental Revolving Lender.

Each of the parties hereto acknowledges and agrees that, in the event all of the conditions set forth in this Article V are not satisfied (or waived by the Increase Joinder No. 2 Incremental Revolving Lender) by 5:00 p. m. New York City time on May 13, 2021, the Increase Joinder No. 2 Incremental Revolving Commitments shall automatically terminate without any further action by any party hereto and this Amendment shall no longer be effective.

ARTICLE VI

Representation and Warranties

After giving effect to the amendments contained herein, on the Increase Joinder No. 2 Effectiveness Date each Loan Party hereby confirms that:  (a) this Amendment has been duly authorized, executed and delivered by each Loan Party party hereto and constitutes the legal, valid and binding obligations of each such Loan Party enforceable against it in accordance with its terms, except as such enforceability may be limited by debtor relief laws and by general principles of equity; (b) the representations and warranties of the Borrowers and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date and the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 6.01(a) and (b), respectively, of the Credit Agreement; and (c) no Default or Event of Default has occurred and is continuing or would result from the establishment of the Increase Joinder No. 2 Revolving Commitments or a Borrowing thereunder (assuming that the Increase Joinder No. 2 Incremental Revolving Commitments and all other Revolving Credit Commitments are fully drawn) on the Increase Joinder No. 2 Effectiveness Date.

ARTICLE VII

Miscellaneous

Section 7.1.          Continuing Effect; No Other Amendments or Waivers.  This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement and the other Loan Documents except as expressly stated herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Loan Parties that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein.  Except as otherwise amended hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms.  This Amendment shall constitute a “Loan Document” and an “Increase Joinder” for all purposes of the Credit Agreement and the other Loan Documents.

Section 7.2.          Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.  Except as provided in Article V, this Amendment shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto.  This Amendment may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000, the New York Electronic Signature and Records Act or any other applicable law or other electronic transmission of the relevant signature pages hereof, and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Amendment. Each of the parties hereto represents and warrants to the other parties that it has the corporate capacity and authority to execute this Amendment through electronic mean and that there are no restrictions for doing so in that party’s constitutive documents.

Section 7.3.          GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 7.4.          Reaffirmation.  Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under the Guaranty, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents.  The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Increase Joinder No. 2 Effectiveness Date.

Section 7.5.          Effect of Amendment.  On and after the Increase Joinder No. 2 Effectiveness Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers, as of the date first above written.

INTERMEX WIRE TRANSFER, LLC,
as the Revolver Borrower

By:	/s/ ANDRAS Q. BENDE
Name: ANDRAS Q. BENDE
Title: Chief Financial Officer (CFO)

INTERNATIONAL MONEY EXPRESS, INC.
as Holdings

By:	/s/ ANDRAS Q. BENDE
Name: ANDRAS Q. BENDE
Title: Chief Financial Officer (CFO)

INTERMEX HOLDINGS, INC.,
as a Guarantor

By:	/s/ ANDRAS Q. BENDE
Name: ANDRAS Q. BENDE
Title: Chief Financial Officer (CFO)

INTERNATIONAL MONEY EXPRESS SUB 2, LLC
as a Guarantor

By:	/s/ ANDRAS Q. BENDE
Name: ANDRAS Q. BENDE
Title: Chief Financial Officer (CFO)

INTERMEX WIRE TRANSFER CORP.
as a Guarantor

By:	/s/ ANDRAS Q. BENDE
Name: ANDRAS Q. BENDE
Title: Chief Financial Officer (CFO)

INTERMEX WIRE TRANSFER II, LLC
as a Guarantor

By:	/s/ ANDRAS Q. BENDE
Name: ANDRAS Q. BENDE
Title: Chief Financial Officer (CFO)

[Signature Page to Increase Joinder No. 2 to Credit Agreement]

KEYBANK NATIONAL ASSOCIATION,
as Administrative Agent

By:	/s/ David A. Wild
Name: David A. Wild
Title: Senior Vice President

[Signature Page to Increase Joinder No. 2 to Credit Agreement]

KEYBANK NATIONAL ASSOCIATION,
as an Increase Joinder No. 2 Incremental Revolving Lender

By:	/s/ David A. Wild
Name: David A. Wild
Title: Senior Vice President

[Signature Page to Increase Joinder No. 2 to Credit Agreement]

Schedule I

Increase Joinder No. 2 Incremental Revolving Commitments

Increase Joinder No. 2 Incremental Revolving Lender	Increase Joinder No. 2 Incremental Revolving Commitments
KeyBank National Association	$10,000,000
Total	$10,000,000